DILLARD’S, INC.
PROXY STATEMENT

DILLARD’S, INC.
POST OFFICE BOX 486
LITTLE ROCK, ARKANSAS 72203

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 15, 2004

PROXY STATEMENT

DILLARD’S, INC.
POST OFFICE BOX 486
LITTLE ROCK, ARKANSAS 72203

TO THE HOLDERS OF CLASS A AND                                                Little Rock, Arkansas
CLASS B COMMON STOCK:                                                        April 16, 2004

        Notice is hereby given that the annual meeting of Stockholders of Dillard’s, Inc., will be held at the Dillard’s, Inc. Corporate Office, 1600 Cantrell Road, Little Rock, Arkansas on Saturday, May 15, 2004, at 9:30 a.m. for the following purposes:

1.	To elect 12 Directors of the Company (four Directors to represent Class A Stockholders and eight Directors to represent Class B Stockholders).

2.	To ratify the appointment by the Audit Committee of Deloitte & Touche LLP as the independent public accountants of the Company for 2004.

3.	To consider and act upon a proposal by certain Stockholders.

4.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

        The stock transfer books of the Company will not be closed, but only stockholders of record at the close of business on March 31, 2004, will be entitled to notice of, and to vote at, the meeting. This Proxy Statement and the enclosed proxy are being first mailed to Dillard’s, Inc. shareholders on or about April 19, 2004.

        Your participation in the meeting is earnestly solicited. If you do not expect to be present in person at the meeting, please sign, date, and fill in the enclosed Proxy and return it by mail in the enclosed envelope to which no postage need be affixed if mailed in the United States of America.

                                                By Order of the Board of Directors

                                                 PAUL J. SCHROEDER, JR.
                                                 Vice President,
                                                 General Counsel,
                                                 Secretary

DILLARD’S, INC.
POST OFFICE BOX 486
LITTLE ROCK, ARKANSAS 72203
Telephone (501) 376-5200

April 16, 2004

PROXY STATEMENT

        The enclosed Proxy is solicited by and on behalf of the management of Dillard’s, Inc. (the “Company”), a Delaware corporation, for use at the annual meeting of stockholders to be held on Saturday, May 15, 2004, at 9:30 a.m. at the Dillard’s Corporate Office, 1600 Cantrell Road, Little Rock, Arkansas, or at any adjournment or adjournments thereof.

        Any stockholder giving a Proxy has the power to revoke it, at any time before it is voted, by written revocation delivered to the Secretary of the Company. Proxies solicited herein will be voted in accordance with any directions contained therein, unless the Proxy is received in such form or at such time as to render it ineligible to vote, or unless properly revoked. If no choice is specified, the shares will be voted in accordance with the recommendations of the Board of Directors as described herein.

        If matters of business other than those described in the Proxy properly come before the meeting, the persons named in the Proxy will vote in accordance with their best judgment on such matters. The Proxies solicited herein shall not confer any authority to vote at any meeting of stockholders other than the meeting to be held on May 15, 2004, or any adjournment or adjournments thereof.

        The cost of soliciting Proxies will be borne by the Company. The Company will reimburse brokers, custodians, nominees and other fiduciaries for their charges and expenses in forwarding proxy material to beneficial owners of shares. In addition to solicitation by mail, certain officers and employees of the Company may solicit Proxies by telephone, telegraph and personally. These persons will receive no compensation other than their regular salaries. The Company has retained D.F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. The fees of such firm are not expected to exceed $7,000.

OUTSTANDING STOCK; VOTING RIGHTS;
VOTE REQUIRED FOR APPROVAL

        The stock transfer books of the Company will not be closed, but only stockholders of record at the close of business on March 31, 2004, will be entitled to notice of, and to vote at, the meeting. At that date, there were 79,498,084 shares of Class A Common Stock outstanding and 4,010,929 shares of Class B Common Stock outstanding.

        Each holder of Class A Common Stock and each holder of Class B Common Stock shall be entitled to one vote on the matters presented at the meeting for each share standing in his name except that the holders of Class A Common Stock are empowered as a class to elect one-third of the Directors and the holders of Class B Common Stock are empowered as a class to elect two-thirds of the Directors. Stockholders will not be allowed to vote for a greater number of nominees than those named in this proxy statement. Nominees for director of each class, to be elected, must receive a plurality of the votes cast within that class. Cumulative voting for Directors is not permitted. Approval of the ratification of the appointment of the independent public accountants and of the Stockholder proposal require the affirmative vote of the holders of a majority of the shares of Common Stock represented at the meeting and entitled to vote. Under Delaware General Corporate Law, if shares are held by a broker that has indicated that it does not have discretionary authority to vote on a particular matter (“broker non-votes”), those shares will not be considered as present and entitled to vote with respect to that matter, but such shares will be counted with respect to determining whether a quorum is present. Abstentions will not be counted as votes cast for election of directors and with respect to the ratification of the appointment of the independent public accountants and the Stockholder proposal; abstentions will have the effect of a vote against such proposals.

        The last date for the acceptance of Proxies by management is the close of business on May 14, 2004 and no Proxy received after that date will be voted by management at the meeting.

PRINCIPAL HOLDERS OF VOTING SECURITIES

        The following table sets forth certain information regarding persons who beneficially owned five percent (5%) or more of a class of the Company’s outstanding voting securities at the close of business on January 31, 2004.

                                                                 No. of                   Percent
Name and Address                           Class               Shares Owned             Of Class (1)

Dillard's, Inc. Retirement Trust           Class A              11,622,911(2)               14.6%
1600 Cantrell Road
Little Rock, AR  72201

Dodge & Cox                                Class A              10,857,805(2)               13.7%
One Sansome St. 35th Floor
San Francisco, CA  94014

Donald Smith & Co., Inc.                   Class A               4,449,500(2)                5.6%
East 80 Route 4, Suite 360
Paramus, NJ  07652

W.D. Company, Inc. (3)                     Class A                  41,496                      *
1600 Cantrell Road                         Class B               3,985,776                  99.4%
Little Rock, Arkansas 72201

* Denotes less than 0.1%
(1)	At January 31, 2004 there were a total of 79,480,069 shares of the Company’s Class A Common Stock and 4,010,929 shares of the Company’s Class B Common Stock outstanding.

(2)	Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission.

(3)

William Dillard II, Chief Executive Officer of the Company, Alex Dillard, President, and Mike Dillard, Executive Vice President, are officers and directors of W.D. Company, Inc. and own 27.4%, 27.9% and 26.3%, respectively, of the outstanding voting stock of W.D. Company, Inc.

SECURITY OWNERSHIP OF MANAGEMENT

        The following table sets for the number of shares of Class A and Class B Common Stock of the Company beneficially owned by each director, each nominee, each of the executive officers named under “Compensation of Directors and Executive Officers” and the directors and executive officers, as a group, as of March 31, 2004:

                                                    Class A Shares                     Class B Shares
                   Name                         Amount(1)        % of Class        Amount(1)       % of Class

Robert C. Connor                                34,009      (2)         *                -                *
Drue Corbusier                                 777,437      (3)      1.0%                -                *
Will D. Davis                                   36,440      (4)         *                -                *
Alex Dillard(5)                              1,827,736      (6)      2.3%        3,985,776  (6)       99.4%
Mike Dillard (5)                             1,189,007      (6)      1.5%        3,985,776  (6)       99.4%
William Dillard II (5)                       1,932,754      (6)      2.4%        3,985,776  (6)       99.4%
James I. Freeman                               733,204      (7)       .9%                -                *
John Paul Hammerschmidt                         26,000      (8)         *                -                *
Peter R. Johnson                                     -                  *                -                *
Bob L. Martin                                    3,000                  *                -                *
Warren A. Stephens                               8,000      (9)         *                -                *
William H. Sutton                               35,000     (10)         *                -                *
J.C. Watts                                       3,000                  *                -                *
All Directors & Executive Officers as        7,822,120 (11)(12)      9.8%        3,985,776 (11)       99.4%
a Group (a total of 21 persons)

* Denotes less than 0.1%

(1)	Based on information furnished by the respective individuals.

(2)

Includes nine shares owned by his wife. Robert C. Connor owns 15,732 shares of Class A Common Stock and has the right to acquire beneficial ownership of 18,268 shares pursuant to currently exercisable options granted under Company stock option plans.

(3)

Drue Corbusier owns 236,144 shares of Class A Common Stock and has the right to acquire beneficial ownership of 541,293 shares pursuant to currently exercisable options granted under Company stock option plans.

(4)

Will D. Davis owns 15,440 shares of Class A Common Stock and has the right to acquire beneficial ownership of 21,000 shares pursuant to currently exercisable options granted under Company stock option plans.

(5)	William Dillard II, Alex Dillard and Mike Dillard are directors and officers of W. D. Company, Inc. and own 27.4%, 27.9% and 26.3%, respectively, of the outstanding voting stock of such company.

(6)

Includes 41,496 shares of Class A Common Stock and 3,985,776 of Class B Common Stock owned by W. D. Company, Inc., in which shares William Dillard II, Alex Dillard and Mike Dillard are each deemed to have a beneficial interest due to their respective relationships with W. D. Company, Inc. See “Principal Holders of Voting Securities.” William Dillard II individually owns 616,258 shares of Class A Common Stock and has the right to acquire beneficial ownership of 1,275,000 shares pursuant to currently exercisable options granted under Company stock option plans. Alex Dillard and his wife individually own 445,795 and 36,011 shares, respectively, of Class A Common Stock; he has sole voting power with respect to 29,434 shares held in trust for two minor children and has the right to acquire beneficial ownership of 1,275,000 shares pursuant to currently exercisable options granted under Company stock option plans. Mike Dillard and his wife individually own 338,911 and 335 shares, respectively of Class A Common Stock; she has sole voting power with respect to 610 shares held in trust for two minor children; he has sole voting power with respect to 47,655 shares held in trust for three minor children and has the right toacquire beneficial ownership of 760,000 shares pursuant to currently exercisable options granted under Company stock option plans.

(7)

James I. Freeman owns 170,915 shares of Class A Common Stock, has sole voting power with respect to 3,950 shares held in trust for a minor child and has the right to acquire beneficial ownership of 558,339 shares pursuant to currently exercisable options granted under Company stock option plans.

(8)

John Paul Hammerschmidt owns 7,097 shares of Class A Common Stock and has the right to acquire beneficial ownership of 18,903 shares pursuant to currently exercisable options granted under Company stock option plans.

(9)

Warren A. Stephens owns 3,000 shares of Class A Common Stock in trust and has the right to acquire beneficial ownership of 5,000 shares pursuant to currently exercisable options granted under Company stock option plans.

(10)

William H. Sutton owns 14,000 shares of Class A Common Stock and has the right to acquire beneficial ownership of 21,000 shares pursuant to currently exercisable options granted under Company stock option plans.

(11)

The shares in which William Dillard II, Alex Dillard and Mike Dillard are deemed to have a beneficial interest due to their respective relationships with W. D. Company, Inc. have been included in this computation only once and were not aggregated for such purpose.

(12)	Includes the right to acquire beneficial ownership of 5,468,258 shares pursuant to currently exercisable options granted under Company stock option plans.

PROPOSAL 1. ELECTION OF DIRECTORS

        Four Directors representing Class A Stockholders and eight Directors representing Class B Stockholders are to be elected by the Class A Stockholders and the Class B Stockholders, respectively, at the annual meeting for a term of one year and until the election and qualification of their successors. The Proxies solicited hereby will be voted “FOR” the election as Directors of the 12 persons hereinafter identified under “Nominees for Election as Directors” if not specified otherwise. Management does not know of any nominee who will be unable to serve, but should any nominee be unable or decline to serve, the discretionary authority provided in the Proxy will be exercised to vote for a substitute or substitutes. Management has no reason to believe that any substitute nominee will be required.

        In 1998, the Company adopted a resolution amending its by-laws to provide that nominations to represent Class A stockholders shall be of independent persons only. For these purposes, independent shall mean a person who: has not been employed by the Company or an affiliate in any executive capacity within the last five years; was not, and is not a member of a corporation or firm that is one of the Company’s paid advisers or consultants; is not employed by a significant customer, supplier or provider of professional services; has no personal services contract with the Company; is not employed by a foundation or university that receives significant grants or endowments from the Company; is not a relative of the management of the Company; is not a shareholder who has signed shareholder agreements legally binding him to vote with management; and is not the chairman of a company on which Dillard’s, Inc. Chief Executive Officer is also a board member.

        All of the nominees to represent Class A Stockholders listed below qualify as independent persons as defined in the above resolution.

        THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION AS
DIRECTORS OF THE 12 PERSONS HEREINAFTER IDENTIFIED.

NOMINEES FOR ELECTION AS DIRECTORS

        The following table briefly indicates the name, principal occupation and age of each nominee, as well as the year each nominee first was elected as a Director. The table also indicates which class of common stock that each nominee will be representing.

Name                          Age                 Principal Occupation              Director Since            Class

Robert C. Connor               62                    Investments                          1987                  (a)

Drue Corbusier                 57            Executive Vice President of the              1994                  (b)
                                                        Company

Will D. Davis                  74            Partner, Heath, Davis & McCalla,             1972                  (a)
                                                   Attorneys, Austin, TX

Alex Dillard                   54              President of the Company                   1975                  (b)

Mike Dillard                   52           Executive Vice President of the               1976                  (b)
                                                       Company

William Dillard II             59           Chief Executive Officer of the                1967                  (b)
                                                       Company

James I. Freeman               54           Senior Vice President and Chief               1991                  (b)
                                            Financial Officer of the Company

John Paul Hammerschmidt        81             Retired Member of Congress                  1992                  (a)

Peter R. Johnson               56              Chairman, PRJ Holdings, Inc.                  -                  (a)

Warren A. Stephens             47          President and Chief Executive Officer,         2002                  (b)
                                                Stephens Group, Inc. and
                                              Stephens,Inc., Little Rock, AR

William H. Sutton              73          Managing Partner, Friday, Eldredge &           1994                  (b)
                                             Clark, Attorneys, Little Rock, AR

J. C. Watts                    46          Former Member of Congress & Chairman of        2003                  (b)
                                                 the J.C. Watts Companies
(a)    Class A Nominee
(b)    Class B Nominee

        The following nominees for director also hold directorships in the designated companies:

Name                                        Director of
William Dillard, II                         Acxiom Corporation and Barnes & Noble, Inc.

John Paul Hammerschmidt                     First Federal Bank of Arkansas and
                                            Southwestern Energy Co.

Warren A. Stephens                          Alltel Corporation, Stephens Group, Inc. and
                                            Stephens, Inc.

J.C. Watts                                  Burlington Northern Santa Fe Corporation, Clear
                                            Channel Communications, Inc. and Terex Corporation

        The business associations of the nominees as shown in the table under “Nominees for Election as Directors” have been continued for more than five years, except for the following: Prior to 1998 Drue Corbusier was Vice President of the Company, Alex Dillard was Executive Vice President of the Company and William Dillard II was President and Chief Operating Officer of the Company. Mr. Johnson was the Chairman of QuickResponse Services, Inc. from 1994 through 2002. Mr. Watts retired from Congress in 2003. Each nominee for Director was elected to the Board of Directors at the annual meeting of stockholders held May 17, 2003, except for Peter R. Johnson.

        The Board of Directors met five times during the Company’s last fiscal year, on March 1, May 17, August 16, and November 15, 2003 and January 8, 2004.

        Audit Committee members are Robert C. Connor, Chairman, John Paul Hammerschmidt, Bob L. Martin and J.C. Watts. The Audit Committee held four meetings during the year.

        The Stock Option and Executive Compensation Committee members are Robert C. Connor; Will D. Davis, Chairman and Warren A. Stephens. The Stock Option and Executive Compensation Committee held one meeting during the year.

        Dillard’s, Inc. is a “controlled company” under the corporate governance rules of the New York Stock Exchange. Therefore the Company is not required to and does not have a nominating/corporate governance committee. The Board of Directors of the Company formally nominated all of the nominees for Director.

        All of the nominees for director attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees of the board on which they served. Dillard’s, Inc. has a policy, which encourages each board member to attend the annual stockholders’ meeting. Each member of the board of directors was in attendance annual meeting of stockholders on May 17, 2003.

        You may contact any Board member, or the entire Board, at any time. Your communication should be sent to the “Presiding Member of Non Management Members of the Board of Directors” or “Non Management Members of the Board of Directors” at 1600 Cantrell Road, Little Rock, AR 72201.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Cash and Other Compensation

        The following table sets forth, for the fiscal years indicated, the cash and other compensation provided by the Company and its subsidiaries to the Chief Executive Officer and each of the four most highly compensated executive officers (the “named executive officers”) of the Company in all capacities in which they served.

                                             SUMMARY COMPENSATION TABLE

                                                                                                 Long Term Compensation
                                         Annual Compensation                         Awards                           Payouts

           (a)                 (b)        (c)         (d)        (e)              (f)            (g)            (h)          (i)
                                                                               Restricted    Securities                   All Other
                                                              Other Annual       Stock       Underliying        LTIP     Compensation
Name and Principal Position   Year      Salary($)  Bonus($) Compensation($)   Awards(s)($)  Options/SARs(#)   Payouts($)     ($)(1)

William Dillard II            2003    $710,000           $0        --               --                  0         --       $186,650
Chief Executive Officer       2002     710,000    1,375,000        --               --            300,000         --         77,200
                              2001     710,000            0        --               --            165,000         --        109,100

                                                          0
Alex Dillard                  2003     620,000    1,375,000        --               --                  0         --        205,240
President                     2002     620,000            0        --               --            300,000         --         58,610
                              2001     620,000                     --               --            165,000         --         89,300

Mike Dillard                  2003     540,000            0        --               --                  0         --        106,181
Executive Vice President      2002     540,000      645,000        --               --            150,000         --         74,619
                              2001     540,000            0        --               --             80,000         --         35,950

Drue Corbusier                2003     500,000            0        --               --                  0         --        125,050
Executive Vice President      2002     500,000      645,000        --               --            150,000         --         54,100
                              2001     500,000            0        --               --             80,000         --         54,100

James I. Freeman              2003     500,000            0        --               --                  0         --        143,750
Senior Vice President and     2002     500,000      555,000        --               --            150,000         --         54,100
Chief Financial Officer       2001     500,000            0        --               --             80,000         --         54,100

(1)     Amounts represent the Company’s defined contributions for the benefit of the named executive officers pursuant to its Retirement Plans.

Stock Option Grants

        There were no stock option grants during 2003.

Stock Option Exercises and Holdings

        The following table sets forth information concerning stock options exercised during the last fiscal year and stock options held as of the end of the last fiscal year by the named executive officers.

                  AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

    (a)                         (b)               (c)                     (d)                              (e)

                                                              Number of Securities Underlying      Value of Unexercised
                                                                   Unexercised Options/             In-the-Money Options/
                                                                    SARs at FY-End (#)                SARs at FY-End ($)(1)
                       Shares Acquired
Name                    on Exercise (#)  Value Realized ($)   Exercisable  Unexercisable       Exercisable  Unexercisable

William Dillard II              0                  $0            1,275,000        0            $  1,178,275         $0

Alex Dillard                    0                   0            1,275,000        0               1,178,275          0

Mike Dillard                    0                   0              760,000        0                 586,600          0

Drue Corbusier                  0                   0              541,293        0                       0          0

James I. Freeman                0                   0              558,339        0                       0          0
(1)	Represents the amount by which the market price at fiscal year end of the shares underlying unexercised options exceeds the exercise price for such shares.

Pension Plan

        The following table shows the estimated annual benefits payable pursuant to the Company’s pension plan to persons in specified compensation and years of service categories upon retirement.

                                                 Pension Plan Table
                                                  Years of Service
Compensation                     15                20                 25                 30                35

         $500,000             $112,500         $150,000           $187,500           $225,000          $262,500
          750,000              168,750          225,000            281,250            337,500           393,750
        1,000,000              225,000          300,000            375,000            450,000           525,000
        1,250,000              281,250          375,000            468,750            562,500           656,250
        1,500,000              337,500          450,000            562,500            675,000           787,500
        1,750,000              393,750          525,000            656,250            787,500           918,750
        2,000,000              450,000          600,000            750,000            900,000         1,050,000
        2,250,000              506,250          675,000            843,750          1,012,500         1,181,250
        2,500,000              562,500          750,000            937,500          1,125,000         1,312,500
        2,750,000              618,750          825,000          1,031,250          1,237,500         1,443,750

A participant’s compensation covered by the Company’s pension plan is his average salary and bonus (as reported in the Summary Compensation Table) for the highest three years of his employment with the Company. The credited years of service for each of the named executive officers is as follows: William Dillard II, 35 years; Alex Dillard, 32 years; Mike Dillard, 32 years; Drue Corbusier, 35 years; and James I. Freeman, 15 years. Benefits shown are computed as a single life annuity with five years term certain beginning at age 65 and are not subject to deduction for social security or other offset amounts.

Compensation of Directors

        Directors who are not officers of the Company each receive an annual retainer of $35,000 as well as 2,000 shares of Class A Common Stock. In addition, committee chairmen receive an annual retainer of $20,000. Directors who are not officers also receive $2,500 for attendance at each board meeting, $2,500 for each audit committee meeting, $1,500 for other committee meetings, and actual travel expenses.

Report of the Stock Option and Executive Compensation Committee

        The following report addressing the Company’s compensation policies for executive officers for fiscal 2003 is submitted by the Stock Option and Executive Compensation Committee (the “Compensation Committee”) of the Board of Directors.

General

The Compensation Committee, which is composed of directors who are independent as defined under the listing standards of the New York Stock Exchange, establishes policies relating to the compensation of employees and oversees the administration of the Company’s employee benefit plans. The compensation program of the Company has been designed (1) to provide compensation opportunities that are equivalent to those offered by comparable companies, thereby allowing the Company to compete for and retain talented executives who are critical to the Company’s long-term success, (2) to motivate key senior officers by rewarding them for attainment of profitability of the Company, and (3) to align the interests of executives with the long-term interests of stockholders by awarding stock options to executives as part of the compensation provided to them.

In order to develop a competitive compensation package for the executive officers of the Company, the Compensation Committee compares the Company’s compensation package with those of a comparison group. The comparison group is composed of department stores, specialty stores and other public companies that were family-founded and continue to be family-managed. Not all of the companies in the comparison group are included in the Standard & Poor’s Supercomposite Department Stores Index. The Compensation Committee believes that the companies in the comparison group are comparable to the Company in management style and management culture. Although the Compensation Committee has made these comparisons, it also has taken into account that as the Company has grown in size, the number of senior executives has not grown proportionately, so that the number of senior executives retained by the Company is lower than the number of senior executives at other companies of similar size.

Currently, the Company’s compensation program consists of salary, annual cash performance bonus based on the profitability of the Company, and long-term incentive opportunities in the form of stock options. The compensation program is focused both on short-term and long-term performance of the Company, rewarding executives for both achievement of profitability and growth in stockholder value.

Salary — Each year the Compensation Committee establishes the salary for all executive officers. Such salaries are set at the discretion of the Compensation Committee and are not specifically related to any company performance criteria, as are both the cash performance bonus and stock option portions of the compensation program, which are discussed below. The Compensation Committee does, however, base any increase in salary on targets based on a regression analysis of salaries paid versus total revenues for the comparison group. For fiscal 2003, the salaries set by the Compensation Committee were below the target salaries produced by this analysis.

Cash Performance Bonus — Cash performance bonuses may be paid annually to senior management. For bonuses to be paid, however, the Company must have income before federal and state income taxes (“pre-tax income”) for the fiscal year. The Compensation Committee, within ninety (90) days after the start of a fiscal year, designates those individuals in senior management eligible to receive a cash performance bonus. Bonuses are paid at the conclusion of a fiscal year from a bonus pool, which is equal to one and one-half percent (1-1/2%) of the Company’s pre-tax income plus three and one-half (3-1/2%) of the increase in pre-tax income over the prior fiscal year. When the Compensation Committee designates the individuals eligible to participate in the cash performance bonus program, it also designates the percent of the bonus pool each individual will be entitled to receive. The Compensation Committee retains at all times the authority to adjust downward the amount of bonus any individual may receive pursuant to the above-described formula. For fiscal 2003, the Company experienced a pre-tax income of $15,994,000 and no increase in pre-tax income.

The Compensation Committee decided to eliminate the amount of bonus which the named executive officers would receive for fiscal 2003.

Stock Options — Stock option grants under the Company’s 2000 Incentive and Non-Qualified Stock Option Plan are utilized by the Company for long-term incentive compensation for executive officers. These stock option grants relate their compensation directly to the performance of the Company’s stock. The exercise price for the options granted is one hundred percent (100%) of the fair market value of the shares underlying such options on the date of grant and have value to the executive officers only if the Company’s stock price increases. When making option grants, the Compensation Committee does not consider the number of options already held by an executive officer. The Compensation Committee did not grant any options during 2003.

As discussed in previous Compensation Committee Reports, the Omnibus Budget Reconciliation Act of 1993 prevents public corporations from deducting as a business expense that portion of compensation exceeding $1 million paid to a named executive officer in the Summary Compensation Table. This deduction limit does not apply to “performance-based compensation.” The Compensation Committee believes that the necessary steps have been taken to qualify as performance-based compensation the compensation paid under the cash performance bonus and stock option portions of the Company’s compensation program.

Chief Executive Officer

In setting the Chief Executive Officer’s compensation, the Compensation Committee makes the same determination with regard to salary, cash performance bonus and stock options as discussed above for the other named executive officers. For fiscal 2003, the increase in the Chief Executive Officer’s salary over the prior fiscal year resulted in a salary lower than the target salary produced by the regression analysis discussed above.

Robert C. Connor
Warren A. Stephens
Will D. Davis, Chairman

Company Performance

        The graph below compares for each of the last five fiscal years the cumulative total returns on the Company’s Class A Common Stock, the Standard & Poor’s 500 Index and the Standard & Poor’s Supercomposite Department Stores Index. The cumulative total return on the Company’s Class A Common Stock assumes $100 invested in such stock on January 31, 1999 and assumes reinvestment of dividends.

                                        1999       2000       2001      2002      2003
Dillard                         100     78.05      63.04      50.47     53.35     61.03
S&P 500                         100    107.65     105.42      88.35     68.45     92.19
S&P Supercomposite Dept. Strs   100     73.57      92.84      99.31     68.54     95.76

CERTAIN RELATIONSHIPS AND TRANSACTIONS

        William Dillard II, Drue Corbusier, Alex Dillard and Mike Dillard are siblings.

     Mr. William H. Sutton is Managing Partner of the law firm Friday, Eldredge & Clark, which is retained by the Company for legal services.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than 10% of the Company’s Class A Common Stock, to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of stock of the Company.

        To the Company’s knowledge, based solely on a review of copies of reports provided by such individuals to the Company and written representations of such individuals that no other reports were required, during the fiscal year ended January 31, 2004, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

AUDIT COMMITTEE REPORT

        The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached as Appendix A. Each of the members of the Audit Committee is independent as defined under the listing standards of the New York Stock Exchange. The Board of Directors has determined that Bob L. Martin is an audit committee financial expert and is independent of management as defined by rules of the Securities and Exchange Commission. The Audit Committee held four meetings during the year.

        The Audit Committee has reviewed and discussed the audited financial statements for the year ended January 31, 2004 with management and the independent auditors, Deloitte & Touche LLP. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

        The discussions with Deloitte & Touche LLP included the matters required by Statement on Auditing Standards No. 61 (Communications with Audit Committees). Deloitte & Touche LLP provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee also considered whether the provision of non-audit services by Deloitte & Touche LLP is compatible with maintaining the auditor’s independence.

        Based upon the reviews and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K to be filed with the Securities and Exchange Commission for the year ended January 31, 2004 and that Deloitte & Touche LLP be appointed independent auditors for the Company for 2004.

Robert C. Connor, Chairman
John Paul Hammerschmidt
Bob L. Martin
J.C. Watts, Jr.

PROPOSAL 2. RATIFICATION OF THE SELECTION OF THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors recommends to the stockholders that they ratify the selection by the Audit Committee of Deloitte & Touche LLP as the Company’s independent public accountants for the fiscal year ending January 29, 2005.

        In the event that the stockholders fail to ratify the appointment, the Audit Committee will consider the view of the stockholders in determining its selection of the Company’s independent public accountants for the subsequent fiscal year. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of the Company and the stockholders.

        A representative of Deloitte & Touche LLP will be present at the annual meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL NO. 2.

INDEPENDENT ACCOUNTANT FEES

The following table shows the fees billed by Deloitte & Touche LLP for the past two years for audit and other related fees:

                                              2003                 2002

Audit Fees                                 $684,523              $796,206
Audit Related Fees                          190,958  (1)          221,190  (3)
Tax Fees                                    190,955  (2)          384,204  (4)
All Other Fees                                    0               370,663  (5)
                                         $1,066,436            $1,769,263

 (1) Includes consulting regarding comment letter responses to the Division of Corporation
     Finance of the Securities and Exchange Commission and readiness consulting regarding section 404 of the Sarbanes Oxley Act.

 (2) Includes analysis and review of federal income tax procedures and tax  compliance.

 (3) Includes consulting for Statement of Financial Accounting Standards No. 142, “Goodwill
     and Other Intangible Assets” and consulting regarding comment letter responses to the
     Division of Corporation Finance of the Securities and Exchange Commission.

 (4) Includes analysis and review of state and local tax procedures, estimated income tax review and analysis, research project on inventory valuation techniques, and tax compliance matters.

 (5) Employee benefit plans service provider procurement.

     During 2003, the Audit Committee approved all of the non-audit services.

PROPOSAL 3. STOCKHOLDER PROPOSAL CONCERNING GLOBAL HUMAN RIGHTS STANDARDS

The New York City Pension Funds, 1 Centre Street, New York, NY 10007, owner of 250,482 shares of Class A Common Stock, Christian Brothers Investment Services, Inc., 90 Park Avenue, 29th Floor, New York, NY 10016, owner of 46,200 shares of Class A Common Stock, Amalgamated Bank LongView Collective Investment Fund, 15 Union Square, New York, NY 10003, owner of 34,905 shares of Class A Common Stock and Aaron Merle Epstein, 13455 Ventura Boulevard, #209, Sherman Oaks, CA 91423, owner of 185 shares of Class A Common Stock have indicated that they intend to propose the following resolution for action at the meeting:

"Whereas, Dillard's, Inc. currently has extensive overseas operations, and

        Whereas, reports of human rights abuses in the overseas subsidiaries and suppliers of U.S.-based corporations has led to an increased public awareness of the problems of child labor, “sweatshop” conditions, and the denial of labor rights in U.S. corporate overseas operations, and

        Whereas, corporate violations of human rights in these overseas operations can lead to negative publicity, public protests, and a loss of consumer confidence which can have a negative impact on shareholder value, and

        Whereas, a number of corporations have implemented independent monitoring programs with respected human rights and religious organizations to strengthen compliance with international human rights norms in subsidiary and supplier factories, and

        Whereas, many of these programs incorporate the conventions of the International Labor Organization (ILO) on workplace human rights, and the United Nations’ Norms on the Responsibilities of Transnational Corporations with Regard to Human Rights (“UN Norms”), which include the following principles:

1)	All workers have the right to form and join trade unions and to Bargain collectively. (ILO Conventions 87 and 98; UN Norms, section D9).

2)

Workers representatives shall not be the subject of discrimination and shall have access to all workplaces necessary to enable them to carry out their representation functions. (ILO Convention 135; UN Norms, section D9).

3)

There shall be no discrimination or intimidation in employment. Equality of opportunity and treatment shall be provided regardless of race, color, sex, religion, political opinion, age, nationality, social origin or other distinguishing characteristics. (ILO Conventions 100 and 111; UN Norms, section B2).

4)	Employment shall be freely chosen. There shall be no use of force, including bonded or prison labor. (ILO Conventions 29 and 105; UN Norms, section D5).

5)	There shall be no use of child labor. (ILO Convention 138; UN Norms, section D6), and,

        Whereas, independent monitoring of corporate adherence to these internationally recognized principles is essential if consumer and investor confidence in our company’s commitment to human rights is to be maintained,

        Therefore, be it resolved that the shareholders request that the company commit itself to the implementation of a code of conduct based on the aforementioned ILO human rights standards and United Nations’ Norms on the Responsibilities of Transnational Corporations with Regard to Human Rights, by its international suppliers and in its own international production facilities, and commit to a program of outside, independent monitoring of compliance with these standards.”

THE BOARD OF DIRECTORS FAVORS A VOTE AGAINST THE ADOPTION OF THIS PROPOSAL
FOR THE FOLLOWING REASONS:

        The Company recognizes the importance, as both an ethical and a business responsibility, of obtaining assurances that the products it sells are manufactured in accordance with all applicable laws and that the rights and welfare of workers around the world are respected.

        The Company has always been committed to the highest ethical conduct and strict compliance with the law in all its business dealings, including its relationships with its many suppliers. The Company is deeply concerned about the issues raised in the Proposal and believes it has already adequately addressed such issues as described below.

        Products sold at the Company’s stores are supplied by independent suppliers who also supply other retail stores and chains. To a much lesser degree, the Company is also supplied by sources contracted by buying agents for the Company. The Company does not engage directly in manufacturing.

        The Company has previously addressed the concerns raised in the Proposal by implementation of the following policies and procedures:

        The Company has developed a formal business policy (the “Policy”) which focuses on the workplace conditions of, and legal compliance by, foreign vendors. The Policy was distributed to all of the Company’s foreign vendors to restate and reemphasize the Company’s longstanding philosophy that no merchandise purchased by the Company will be manufactured with the use of illegal labor conditions. In addition, under the Policy the Company reserves the right not to contract with and to break contracts with vendors who violate basic human rights.

        In furtherance of the Policy, the Company’s agreements with foreign buying agents (including a buying office) include prohibitions against illegal child labor and other forms of illegal employment, manufacturing, shipping, customs and environmental practices. Under the contract, a buying agent must use its best efforts to ensure that each vendor is in full compliance with any current, or later adopted, law of either the country of manufacture or the United States governing the use of child labor, prison labor, and/or governing the importation into the United States of merchandise produced with child labor as well as any other similar human rights statute, regulation or law. Buying agents must also follow policies and procedures which the Company implements to ensure that all such statutes, laws or regulations are followed. If a buying agent discovers a violation of such prohibitions, the buying agent must immediately notify the Company of such violation(s) or evidence of violation(s), so that appropriate action can be taken to rectify such violation(s). Under these agreements, among other measures, buying agents are required to periodically inspect factories to ensure compliance with these standards. Additionally, Company employees personally inspect selected factories to verify compliance.

        The Company’s philosophy also appears in the Company’s Purchase Order Terms, Conditions & Instructions, which is the Company’s standard form of purchase order and which is applicable to all transactions between the Company and all of its suppliers. The document explicitly requires each supplier to warrant and represent that its merchandise is manufactured in compliance with any current, or later adopted, law of either the country of manufacture or the United States governing the use of child labor, prison labor, and/or governing the importation into the United States of merchandise produced with child labor as well as any other similar human rights statute, regulation or law.

        The Company has previously issued a press release announcing its business policy, which policy contains prohibitions against workplace abuse and also contains the steps taken by the Company to implement the policy. Furthermore, the Company has furnished a copy of that policy to interested shareholders, and will continue to so provide copies of that policy.

        The Company continues to monitor and review its Policy to ensure that the principles set forth above are appropriately implemented and to address new concerns or issues that arise by our participation in a global marketplace whose standards continue to evolve.

        The Company believes that it has already addressed the concerns raised in the Proposal without further expenditure of valuable time and funds. As the above reflects, the Company is committed to assuring that its suppliers treat their employees properly.

FOR THE ABOVE REASONS,THE BOARD UNANIMOUSLY RECOMMENDS
VOTING AGAINST THE PROPOSAL.

OTHER MATTERS

        Management of the Company knows of no other matters that may come before the meeting. However, if any matters other than those referred to herein should properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment.

STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

Proposals of stockholders intended to be presented at the Company’s annual meeting of stockholders in 2005 must be received by the Company at its principal executive offices not later than December 17, 2004 in order to be included in the Company’s Proxy Statement and form of Proxy relating to that meeting.

GENERAL

The Company’s annual report for the fiscal year ended January 31, 2004 is being mailed with this Proxy Statement but is not to be considered as a part hereof.

In some cases, where there are multiple stockholders at one address, only one annual report and proxy statement will be delivered, a procedure referred to as “householding.” Each stockholder will continue to receive a separate proxy card.

Stockholders who hold positions in street name through a broker or other nominee should either call ADP Investor Communication Services at 800-542-1061 or contact their broker or nominee if they have questions, require additional copies of the proxy statement or annual report, or wish either to give instructions to household or to revoke their decision to household.

Registered stockholders who own stock in their own name through certificate and have questions about householding, can contact the Company’s stock transfer agent, Registrar and Transfer Company, by phone at 800-368-5948 or by E-mail, info@rtco.com.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, MAY BE OBTAINED WITHOUT CHARGE BY ANY STOCKHOLDER WHOSE PROXY IS SOLICITED UPON WRITTEN REQUEST TO:

DILLARD’S,INC.
Post Office Box 486
Little Rock, Arkansas 72203
Attention: James I. Freeman,
Senior Vice President, Chief Financial Officer

By Order of the Board of Directors

PAUL J. SCHROEDER,JR.
Vice President,
General Counsel,
Secretary

Appendix A
DILLARD’S, INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

I.     PURPOSE

         The Audit Committee (the “Committee”) shall:

     A.        Provide assistance to the Board of Directors in fulfilling its responsibility to the shareholders, potential shareholders and investment community with respect to its oversight of:

               (i)     The quality and integrity of the corporation’s financial statements;
               (ii)    The corporation’s compliance with legal and regulatory requirements;
               (iii)   The independent auditor’s qualifications and independence; and
               (iv)    The performance of the corporation’s internal audit function and independent auditors.

 B.         Prepare the report that SEC rules require be included in the corporation’s annual proxy statement.

II.     STRUCTURE AND OPERATIONS

Composition and Qualifications

The Committee shall be comprised of three or more members of the Board of Directors, each of whom is determined by the Board of Directors to be “independent” under the rules of the New York Stock Exchange, Inc. and the Sarbanes-Oxley Act. No member of the Committee may serve on the audit committee of more than three public companies, including the corporation, unless the Board of Directors (i) determines that such simultaneous service would not impair the ability of such member to effectively serve on the Committee and (ii) discloses such determination in the annual proxy statement.

All members of the Committee shall have a working familiarity with basic finance and accounting practices (or acquire such familiarity within a reasonable period after his or her appointment) and at least one member must be a “financial expert” under the requirements of the Sarbanes-Oxley Act. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the corporation or by an outside consultant.

No member of the Committee shall receive compensation other than (i) director’s fees for service as a director of the corporation, including reasonable compensation for serving on the Committee and regular benefits that other directors receive and (ii) a pension or similar compensation for past performance.

Appointment and Removal

The members of the Committee shall be appointed by the Board of Directors and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairman

Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by the majority vote of the full Committee membership. The Chairman shall be entitled to cast a vote to resolve any ties. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

III.     MEETINGS

The Committee shall meet at least quarterly, or more frequently as circumstances dictate. As part of its goal to foster open communication, the Committee shall periodically meet separately with the director of the internal auditing department and the independent auditors to discuss any matters that the Committee or each of these groups believe would be appropriate to discuss privately. In addition, the Committee should meet with the independent auditors and management quarterly to review the corporation’s financial statements in a manner consistent with that outlined in Section IV of this Charter. The Chairman of the Committee or any member of the Committee may call meetings of the Committee. All meetings of the Committee may be held telephonically.

Additionally, the Committee may invite to its meetings any director, management of the corporation and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

IV.     RESPONSIBILITIES AND DUTIES

The following functions shall be the common recurring activities of the Committee in carrying out its responsibilities outlined in Section I of this Charter. These functions should serve as a guide with the understanding that the Committee may carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in Section I of this Charter.

The Committee, in discharging its oversight role, is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate. In this regard, the Committee shall have the authority to retain outside legal, accounting or other advisors for this purpose, including the authority to approve the fees payable to such advisors and any other terms of retention.

The Committee shall be given full access to the corporation’s internal audit group, Board of Directors, corporate executives and independent accountants as necessary to carry out these responsibilities. While acting within the scope of its stated purpose, the Committee shall have all the authority of the Board of Directors.

Notwithstanding the foregoing, the Committee is not responsible for certifying the corporation’s financial statements or guaranteeing the auditor’s report. The fundamental responsibility for the corporation’s financial statements and disclosures rests with management and the independent auditors.

Documents/Reports Review

1.

Review with management and the independent auditors prior to public dissemination the corporation’s annual audited financial statements and quarterly financial statements, including the corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and a discussion with the independent auditors of the matters required to be discussed by Statement of Auditing Standards No. 61.

2.

Review and discuss with management and the independent auditors the corporation’s earnings press releases paying particular attention to the use of any “pro forma” or “adjusted” non-GAAP information. The Committee’s discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release.

3.

Perform any functions required to be performed by it or otherwise appropriate under applicable law, rules or regulations, the corporation’s by-laws and the resolutions or other directives of the Board, including review of any certification required to be reviewed in accordance with applicable law or regulations of the SEC, review of the internal auditor’s annual plan and oversight of the Bank’s risk management process and internal controls system.

Independent Auditors

4.	Retain and terminate independent auditors and approve all audit engagement fees and terms.

5.	Inform each registered public accounting firm performing financial audit work for the corporation that such firm shall report directly to the Committee.

6.

Oversee the work of any registered public accounting firm performing financial audit work for the corporation, including the resolution of any disagreement between management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or related work.

7.	Approve in advance any significant audit or non-audit engagement or relationship between the corporation and the independent auditors, other than “prohibited non-auditing services”.

The following shall be “prohibited non-auditing services”: (i) bookkeeping or other services related to the accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service that the Public Company Accounting Oversight Board prohibits through regulation.

Notwithstanding the foregoing, pre-approval is not necessary for minor audit services if: (i) the aggregate amount of all such non-audit services provided to the corporation constitutes not more than five percent of the total amount of revenues paid by the corporation to its auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the corporation at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Committee. The Committee may delegate to one or more of its members the authority to approve in advance all significant audit or non-audit services to be provided by the independent auditors so long as it is presented to the full Committee at a later time.

8.	Review, at least annually, the qualifications, performance and independence of the independent auditors. In conducting its review and evaluation, the Committee should:

                       (a) Obtain and review a report by the corporation’s independent auditor describing: (i) the auditing firm’s internal quality-control procedures;
                    (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) to assess the auditor’s independence, all relationships between the independent auditor and the corporation;
                       (b) Ensure the rotation of the lead audit partner at least every five years, and consider whether there should be regular rotation of the audit firm itself.
                       (c) Confirm with any independent auditor retained to provide audit services for any fiscal year that the lead (or coordinating) audit partner (having primary responsibility for the audit), or the audit partner responsible for reviewing the audit, has not performed audit services for the corporation in each of the five previous fiscal years.

                       (d) Take into account the opinions of management and the corporation’s internal auditors (or other personnel responsible for the internal audit function).

Financial Reporting Process

9.

In consultation with the independent auditors, management and the internal auditors, review the integrity of the corporation’s financial reporting processes, both internal and external. In that connection, the Committee should obtain and discuss with management and the independent auditor reports from management and the independent auditor regarding: (i) all critical accounting policies and practices to be used by the corporation; (ii) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the corporation’s management, the ramifications of the use of the alternative disclosures and treatments, and the treatment preferred by the independent auditor; (iii) major issues regarding accounting principles and financial statement presentations, including any significant changes in the corporation’s selection or application of accounting principles; (iv) major issues as to the adequacy of the corporation’s internal controls and any specific audit steps adopted in light of material control deficiencies; and (v) any other material written communications between the independent auditor and the corporation’s management.

10.	Review periodically the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the corporation.

11.

Review with the independent auditor (i) any audit problems or other difficulties encountered by the auditor in the course of the audit process, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management and (ii) management’s responses to such matters. Without excluding other possibilities, the Committee may wish to review with the independent auditor (i) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise), (ii) any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement and (iii) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the corporation.

12.	Review and discuss with the independent auditor the responsibilities, budget and staffing of the corporation’s internal audit function.

Legal Compliance / General

13.	Review periodically, with the corporation’s counsel, any legal matter that could have a significant impact on the corporation’s financial statements.

14.

Discuss with management and the independent auditors the corporation’s guidelines and policies with respect to risk assessment and risk management. The Committee should discuss the corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

15.

Set clear hiring policies for employees or former employees of the independent auditors. At a minimum, these policies should provide that any registered public accounting firm may not provide audit services to the corporation if the CEO, controller, CFO, chief accounting officer or any person serving in an equivalent capacity for the corporation was employed by the registered public accounting firm and participated in the audit of the corporation within one year of the initiation of the current audit.

16.

Establish procedures for: (i) the receipt, retention and treatment of complaints received by the corporation regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the corporation of concerns regarding questionable accounting or auditing matters.

Reports

17.	Prepare all reports required to be included in the corporation’s proxy statement, pursuant to and in accordance with applicable rules and regulations of the SEC.

18.

Report regularly to the full Board of Directors with respect to any issues that arise with respect to the quality or integrity of the corporation’s financial statements, the corporation’s compliance with legal or regulatory requirements, the performance and independence of the corporation’s independent auditors or the performance of the internal audit function and any other matters as are relevant to the Committee’s discharge of its responsibilities. The Committee shall provide such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

19.	Maintain minutes or other records of meetings and activities of the Committee.

V.     ANNUAL PERFORMANCE EVALUATION

The Committee shall perform a review and evaluation, at least annually, of the performance of the Committee and its members, including by reviewing the compliance of the Committee with this Charter. In addition, the Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board of Directors any improvements to this Charter that the Committee considers necessary or valuable. The Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.

PROXY CARD A

                  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Dillard's, Inc.
Post Office Box 486
Little Rock, Arkansas  72203                    PROXY        The undersigned hereby appoints
Telephone No.(501)376-5200                                   William  Dillard  II and Paul J.  Schroeder,  Jr.  as  Proxies,
                                                             each with the power to  appoint  his  substitute,  and
                                                              hereby  authorizes  them to  represent  and  vote,  as
                                                              designated  below,  all  the  shares  of the  Class  A
                                                              Common  Stock of  Dillard's,  Inc.,  held of record by
                                                              the  undersigned  on March  31,  2004,  at the  annual
                                                              meeting of  stockholders  to be held on May 15,  2004,
                                                              or any adjournment thereof.

1. ELECTION OF DIRECTORS.     ?  FOR all Class A                          ?  WITHHOLD AUTHORITY
                                 nominees listed below                  to vote for all Class A Nominees.
                                 (except as marked to the
                                 contrary below).

(INSTRUCTION:  TO WITHHOLD  AUTHORITY TO VOTE FOR AN INDIVIDUAL  NOMINEE,  STRIKE A  LINE THROUGH THE NOMINEE'S  NAME
 IN THE LIST BELOW.)

Class A Nominees

          Robert C. Connor * Will D. Davis * John Paul Hammerschmidt * Peter R. Johnson

                                  Management of the Company supports this proposal

2.       RATIFY  THE  APPOINTMENT  BY THE  AUDIT  COMMITTEE  OF  DELOITTE  & TOUCHE  LLP AS THE  INDEPENDENT  PUBLIC
         ACCOUNTANTS OF THE COMPANY FOR 2004.
                                 Management of the Company supports this proposal

                                             ? FOR ? AGAINST ? ABSTAIN

3.       STOCKHOLDER PROPOSAL CONCERNING GLOBAL HUMAN RIGHTS STANDARDS.
                                (Management of the Company opposes this proposal.)

                                             ? FOR ? AGAINST ? ABSTAIN

4.       In their  discretion,  the Proxies are  authorized  to vote upon such other  business as may properly  come before the meeting.

THIS PROXY WHEN PROPERLY  EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE  UNDERSIGNED  STOCKHOLDER.  IF
NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSAL 3.

Please sign exactly as name appears  below.  When shares are held by joint tenants,  both should sign.  When signing as  attorney,  executor,  administrator,  trustee or  guardian,  please give full title as such.  If a  corporation, please sign in full  corporate  name by President or other  authorized  officer.  If a  partnership,  please sign in partnership name by authorized person.

DATED:            , 2004
                                                                                Signature

                                                                       Signature, if jointly held

PLEASE MARK, SIGN, DATE AND RETURN
THE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

PROXY CARD B

                  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Dillard's, Inc.
Post Office Box 486
Little Rock, Arkansas  72203                        PROXY    The undersigned hereby appoints
Telephone No.(501)376-5200                                    William Dillard II and Paul J. Schroeder,  Jr. as Proxies,  each with the power to appoint his  substitute,  and hereby  authorizes  them to represent and vote,  as designated  below,  all the shares of the Class B Common
                                                              Stock of Dillard's,  Inc.,  held of record by the undersigned on March
                                                              31, 2004, at the annual meeting of  stockholders to be held on May 15,
                                                              2004, or any adjournment thereof.

1. ELECTION OF DIRECTORS.  ?  FOR all Class B                          ?  WITHHOLD AUTHORITY
                            nominees listed below                       to vote for all Class B Nominees.
                            (except as marked to the
                             contrary below).

(INSTRUCTION:  TO WITHHOLD  AUTHORITY  TO VOTE FOR AN  INDIVIDUAL  NOMINEE,  STRIKE A LINE  THROUGH THE  NOMINEE'S  NAME IN THE LIST
BELOW.)

Class B Nominees

  Drue Corbusier * Alex Dillard * Mike Dillard * William Dillard II * James I. Freeman * Warren A. Stephens * William H. Sutton *
                                                             J.C. Watts

                                          Management of the Company supports this proposal

2.       RATIFY THE  APPOINTMENT  BY THE AUDIT  COMMITTEE  OF DELOITTE & TOUCHE LLP AS THE  INDEPENDENT  PUBLIC  ACCOUNTANTS  OF THE
         COMPANY FOR 2004.
                                         Management of the Company supports this proposal

                                                     ? FOR ? AGAINST ? ABSTAIN

3.       STOCKHOLDER PROPOSAL CONCERNING GLOBAL HUMAN RIGHTS STANDARDS.
                                         (Management of the Company opposes this proposal.)

                                                     ? FOR ? AGAINST ? ABSTAIN

4.       In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY  EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE  UNDERSIGNED  STOCKHOLDER.  IF NO DIRECTION IS
MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSAL 3.

Please sign exactly as name  appears  below.  When shares are held by joint  tenants,  both should  sign.  When signing as attorney, executor,  administrator,  trustee or guardian,  please give full title as such.  If a  corporation,  please sign in full  corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

DATED:            , 2004
                                                                                Signature

                                                                       Signature, if jointly held

PLEASE MARK, SIGN, DATE AND RETURN
THE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.